EXHIBIT 10.29

                               FIRST AMENDMENT TO

                                 LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT dated as of March 1, 1997 (this "Amendment"), is between WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Borrower"), and LASALLE NATIONAL BANK, a national banking association (the "Bank").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of September 1, 1996 (the "Agreement"); and

         WHEREAS, the Borrower and the Bank desire to amend the Agreement as more fully described herein.

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

         2.       AMENDMENTS TO THE AGREEMENT.

                  2.1 Amendment to Section 3 (a) of the Agreement.
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Section  3 (a) of the  Agreement  is  hereby  amended  as of the date  hereof by
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deleting it in its entirety and replacing it with the following:

         "(a) Interest on amounts outstanding under the Note shall be payable quarterly, in arrears, commencing on March 1, 1997 and continuing on the first day of each June, September, December and March thereafter. A final payment of all outstanding amounts due under the Note including, but not limited to principal, interest and any amounts owing under Subsection 10 (m) of this Agreement, if not payable earlier, shall be due and payable on September 1, 1997. The amounts outstanding under the Note from time to time shall bear interest calculated on the actual number of days elapsed on the basis of a 360 day year, at a rate equal, at the Borrower's option, to either (a) the London Inter-Bank Offered Rate ("LIBOR") plus 125 basis points, or (b) the Prime Rate (whichever is so selected, the "Interest Rate")."

         3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

                  3.1 Authorization.  The Borrower is duly authorized to execute
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and deliver this  Amendment  and is and will  continue to be duly  authorized to borrow monies under the Agreement, and amended hereby, and to perform its obligations under the Agreement, as amended hereby.

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                  3.2 No Conflicts. The execution and delivery of this Amendment
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and the performance by the Borrower of its obligations  under the Agreement,  as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

                  3.3 Validity and Binding  Effect.  The  Agreement,  as amended
                      -----------------------------
hereby, is a legal valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principals of equity limiting the availability of equitable remedies.

                  3.4 No  Default.  As of the date  hereof,  no Event of Default
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under  Section 9 of the  Agreement,  as amended by this  Amendment,  or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

                  3.5  Warranties.  As of the date hereof,  the  representations
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and warranties in Section 5 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

         4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

                  (a)      This Amendment duly executed by the Borrower; and

                  (b) Such other documents and instruments as the Bank reasonably requests.

         5.       GENERAL.

                  5.1 Law.  This Amendment shall be construed in accordance with
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and governed by the laws of the State of Illinois.


                  5.2  Successors.  This  Amendment  shall be  binding  upon the
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Borrower and the Bank and their  respective  successors  and assigns,  and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

                  5.3  Confirmation of the Agreement.  Except as amended hereby,
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the Agreement  shall remain in full force and effect and is hereby  ratified and confirmed in all respects.


LASALLE NATIONAL BANK               WINTRUST FINANCIAL CORPORATION


By: ______________________________  By:________________________________
Its: ______________________________ Its:________________________________

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